UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 24, 2009 (November 20, 2009)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On November 20, 2009, the Board of Directors of Connecticut Water Service, Inc. (“CWS”) and its principal operating subsidiary, The Connecticut Water Company (“CWC”, and collectively with CWS, the “Company”) approved an amendment and restated of the Company’s Code of Conduct.

The Code of Conduct was amended to add a statement of shared principals and to improve the provisions of the Code with respect to conflicts of interest and outside employment.  A copy of the amended and restated Code of Conduct, dated November 20, 2009, is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

Item 8.01                      Other Events

Twelfth Amendment to the CWC Pension Plan

On November 20, 2009, the Board of Directors of the Company approved and adopted the Twelfth Amendment to the amended and restated CWC Employees’ Retirement Plan effective January 1, 1997, as amended (the “CWC Pension Plan”).  The Twelfth Amendment was adopted to implement changes to the CWC Pension Plan to comply with requirements of the Pension Protection Act of 2006.

A copy of the Twelfth Amendment to the CWC Pension Plan, dated November 20, 2009, is attached hereto as Exhibit 10.2 and is hereby incorporated by reference.

Declaration of Dividends; Capital Spending Plan

At its November 20, 2009 meeting, the Board of Directors of the Company declared a quarterly cash dividend of $0.2275 per common share payable on December 15, 2009 for shareholders of record as of December 1, 2009.  In addition, the Board also declared a quarterly cash dividend of $0.20 per share on Preferred A shares (not publicly-traded) payable on January 18, 2010 for shareholders of record as of January 4, 2010, and a quarterly cash dividend of $0.225 on Preferred 90 shares (OTCBB: CTWSP) payable on February 1, 2010 for shareholders of record as of January 18, 2010.

The Board also approved a $25.8 million Capital Spending Plan for 2010.

On November 23, 2009, the Company issued a press release describing the matters discussed above.  A copy of the Company’s press release dated November 23, 2009 is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

The following are filed herewith as exhibits:

(d)           Exhibits

10.1	Code of Conduct of Connecticut Water Service, Inc. and subsidiaries, as amended on November 20, 2009.
10.2	Twelfth Amendment, dated November 20, 2009, to the amended and restated Connecticut Water Company Employees’ Retirement Plan, effective January 1, 1997.
99.1	Company news release dated November 23, 2009 relating to the declaration of dividends and other matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: November 24, 2009	By: /s/ David C. Benoit David C. Benoit Vice President – Finance and Chief Financial Officer